UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2026

TrueBlue, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (253) 383-9101

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2026, TrueBlue, Inc. (“TrueBlue”) entered into a Cooperation Agreement (the “Cooperation Agreement”), by and between TrueBlue, Eric H. Su (“Mr. Su”), EHS Management LLC, a Delaware limited liability company (“EHS Management”), and EHS Azure Opportunity Fund LP, a Delaware limited partnership (together with Mr. Su and EHS Management, “EHS”).

Pursuant to the Cooperation Agreement, the Board of Directors of TrueBlue (the “Board”) has agreed to appoint a new independent director (the “New Director”) to the Board. TrueBlue and EHS shall mutually agree upon the New Director to be appointed to the Board no later than September 30, 2026 with a term expiring at TrueBlue’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”).

EHS has agreed to support the Company’s slate of director nominees for the 2026 Annual Meeting.

Until the Termination Date (as defined in the Cooperation Agreement) and as long as EHS’s Net Long Position (as defined in the Cooperation Agreement) remains at or above 1.0% of the then-outstanding shares of TrueBlue’s common stock, in the event that the New Director is no longer able to serve as a director of TrueBlue, the Company and EHS shall cooperate in good faith to select, and the Company shall appoint, a replacement director.

The Cooperation Agreement contains customary voting commitment, standstill, non-disparagement and expense reimbursement provisions.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 13, 2026, TrueBlue issued a press release announcing the matters addressed above. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of TrueBlue’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Cooperation Agreement, dated April 10, 2026, by and between TrueBlue, Inc., Eric H. Su, EHS Management LLC, and EHS Azure Opportunity Fund LP.
99.1	TrueBlue, Inc. Press Release dated April 13, 2026.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrueBlue, Inc.

Date: April 13, 2026	By:	/s/ Garrett R. Ferencz
	Name:	Garrett R. Ferencz
	Title:	Executive Vice President & Chief Legal Officer